UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 15, 2003

NAVISTAR FINANCIAL RETAIL RECEIVABLES CORPORATION on behalf of
NAVISTAR FINANCIAL 2000-A OWNER TRUST,
NAVISTAR FINANCIAL 2000-B OWNER TRUST,
NAVISTAR FINANCIAL 2001-A OWNER TRUST,
NAVISTAR FINANCIAL 2001-B OWNER TRUST,
NAVISTAR FINANCIAL 2002-A OWNER TRUST, AND
NAVISTAR FINANCIAL 2002-B OWNER TRUST
(Exact name of Registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

33-55865                                          51-0337491
(Commission File Number)          (I.R.S. Employer Identification No.)

2850 West Golf Road Rolling Meadows, Illinois               60008

(Address of principal executive offices)                    (Zip Code)

Registrant's telephone number including area code 847-734-4000

INFORMATION TO BE INCLUDED IN THE REPORT

     Item 5.      Other Events.

                    On May 25, 2003, Registrant made available the Monthly Servicer
                     Certificates for the Period of April 2003 for the specified Owner Trusts, which are attached as Exhibit 20 hereto.

     Item 7.      Financial Statements and Exhibits.

                    (c)      Exhibits:

                     See attached Exhibit Index.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the
     Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NAVISTAR FINANCIAL RETAIL RECEIVABLES CORPORATION on behalf of
NAVISTAR FINANCIAL 2000-A OWNER TRUST,
NAVISTAR FINANCIAL 2000-B OWNER TRUST,
NAVISTAR FINANCIAL 2001-A OWNER TRUST,
NAVISTAR FINANCIAL 2001-B OWNER TRUST,
NAVISTAR FINANCIAL 2002-A OWNER TRUST, AND
NAVISTAR FINANCIAL 2002-B OWNER TRUST
(Exact name of Registrant as specified in its charter)

Date: June 2, 2003	By: /s/ Ronald D. Markle
Ronald D. Markle
Vice President & Controller

EXHIBIT INDEX

Exhibit No.                Description

20.1	Navistar Financial 2000-A Owner Trust
Monthly Servicer Certificate, dated May 15, 2003

20.2	Navistar Financial 2000-B Owner Trust
Monthly Servicer Certificate, dated May 15, 2003

20.3	Navistar Financial 2001-A Owner Trust
Monthly Servicer Certificate, dated May 15, 2003

20.4	Navistar Financial 2001-B Owner Trust
Monthly Servicer Certificate, dated May 15, 2003

20.5	Navistar Financial 2002-A Owner Trust
Monthly Servicer Certificate, dated May 15, 2003

20.6	Navistar Financial 2002-B Owner Trust
Monthly Servicer Certificate, dated May 15, 2003

Navistar Financial 2000 - A Owner Trust
For the Month of April, 2003
Distribution Date of May 15, 2003
Servicer Certificate #39

Original Pool Amount	$ 380,843,908.73
Subsequent Receivables (transferred 3/13/00)	$ 74,413,256.03
Subsequent Receivables (transferred 3/20/00)	$ 19,742,835.24
Beginning Pool Balance	$ 81,246,234.52
Beginning Pool Factor	0.1710447
Principal and Interest Collections:
Principal Collected (Incl. Servicer Advance Repay)	$ 5,442,280.15
Interest Collected	$ 582,814.36
Additional Deposits:
Repurchase Amounts	$ 0.00
Liquidation Proceeds / Recoveries	$ 296,962.36
Total Additional Deposits	$ 296,962.36
Repos / Chargeoffs	$ 69,527.73
Aggregate Number of Notes Charged Off	64
Total Available Funds	$ 6,041,647.46
Ending Pool Balance	$ 76,014,836.05
Ending Pool Factor	0.1600312
Servicing Fee	$ 67,705.20
Repayment of Servicer Advances	$ 280,409.41
Memo Item - Reserve Account
Prior Month	$ 9,500,000.00
Invest. Income	$ 9,428.42
Excess Serv	$ 244,916.34
Transfer (to) / from Collections Account	$ 0.00
Beginning Balance	$ 9,754,344.76
Reserve Account:
Beginning Balance (see Memo Item)	$ 9,754,344.76
Target Percentage	5.50%
Target Balance	$ 4,180,815.98
Minimum Balance	$ 9,500,000.00
(Release) / Deposit	($ 254,344.76)
Ending Balance	$ 9,500,000.00
Current Weighted Average APR:	8.927%
Current Weighted Average Remaining Term (months):	21.06

Delinquencies		Dollars	Notes
Installments:	1 - 30 days	$ 753,931.18	745
	31 - 60 days	$ 178,866.16	140
	60+ days	$ 224,852.16	44
Total:		$1,157,649.50	759
Balances:	60+ days	$ 887,943.18	44

Navistar Financial 2000 - A Owner Trust
For the Month of April, 2003

NOTES

	TOTAL	CLASS A - 1	CLASS A - 2	CLASS A - 3	CLASS A - 4	CLASS B NOTES
Original Pool Amount	$ 475,000,000.00	$ 84,000,000.00	$ 142,000,000.00	$ 110,000,000.00	$ 121,187,500.00	$ 17,812,500.00
Distributions:
Distribution Percentages		0.00%	0.00%	0.00%	96.25%	3.75%
Coupon		6.0800%	6.8200%	7.2000%	7.3400%	7.4700%
Beginning Pool Balance	$ 81,246,234.52
Ending Pool Balance	$ 76,014,836.05
Collected Principal	$ 5,161,870.74
Collected Interest	$ 582,814.36
Charge - Offs	$ 69,527.73
Liquidation Proceeds / Recoveries	$ 296,962.36
Servicing	$ 67,705.20
Cash Transfer from Reserve Account	$ 0.00
Total Collections Avail for Debt Service	$ 5,973,942.26
Beginning Balance	$ 81,246,234.52	$ 0.00	$ 0.00	$ 0.00	$ 75,049,500.74	$ 6,196,733.78
Interest Due	$ 497,627.45	$ 0.00	$ 0.00	$ 0.00	$ 459,052.78	$ 38,574.67
Interest Paid	$ 497,627.45	$ 0.00	$ 0.00	$ 0.00	$ 459,052.78	$ 38,574.67
Principal Due	$ 5,231,398.47	$ 0.00	$ 0.00	$ 0.00	$ 5,035,221.03	$ 196,177.44
Principal Paid	$ 5,231,398.47	$ 0.00	$ 0.00	$ 0.00	$ 5,035,221.03	$ 196,177.44
Ending Balance	$ 76,014,836.05	$ 0.00	$ 0.00	$ 0.00	$ 70,014,279.71	$ 6,000,556.34
Note / Certificate Pool Factor		0.0000	0.0000	0.0000	0.5777	0.3369
(Ending Balance / Original Pool Amount)
Total Distributions	$ 5,729,025.92	$ 0.00	$ 0.00	$ 0.00	$ 5,494,273.81	$ 234,752.11
Interest Shortfall	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00
Principal Shortfall	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00
Total Shortfall	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00
(required from Reserve)
Excess Servicing	$ 244,916.34
(see Memo Item - Reserve Account)
Beginning Reserve Acct Balance	$ 9,754,344.76
(Release) / Draw	($ 254,344.76)
Ending Reserve Acct Balance	$ 9,500,000.00

Navistar Financial 2000 - A Owner Trust
For the Month of April, 2003

Trigger Events:
A) Loss Trigger
B) Delinquency Trigger
C) Noteholders Percent Trigger

	Dec-02 (mo. 5)	Jan-03 (mo. 4)	Feb-03 (mo. 3)	Mar-03 (mo. 2)	Apr-03 (mo. 1)
Beginning Pool Balance	$ 109,136,683.54	$99,264,806.98	$92,154,824.35	$86,403,648.03	$81,246,234.52
A) Loss Trigger:
Principal of Contracts Charged Off	$ 154,935.75	$ 252,981.82	$ 179,014.57	$ 49,673.95	$ 69,527.73
Recoveries	$ 207,838.22	$ 264,121.56	$ 226,413.39	$ 182,561.55	$ 296,962.36
Total Charged Off (Months 5, 4, 3)	$ 586,932.14
Total Recoveries (Months 3, 2, 1)	$ 705,937.30
Net Loss / (Recoveries) for 3 Mos	($ 119,005.16)(a)
Total Balance (Months 5, 4, 3)	$300,556,314.87 (b)
Loss Ratio Annualized [(a/b) * (12)]	-0.4751%
Trigger: Is Ratio > 1.5%	No

	Feb-03	Mar-03	Apr-03
B) Delinquency Trigger:
Balance delinquency 60+ days	$ 1,309,098.57	$ 917,058.96	$ 887,943.18
As % of Beginning Pool Balance	1.42054%	1.06137%	1.09290%
Three Month Average	1.35683%	1.22971%	1.19160%
Trigger: Is Average > 2.0%	No

C) Noteholders Percent Trigger:	2.0000%
Ending Reserve Account Balance
not less than 1% of Initial Aggregate
Receivables Balance
Trigger: Is Minimum ‹ 1.0%	No

Navistar Financial 2000 - B Owner Trust
For the Month of April, 2003
Distribution Date of May 15, 2003
Servicer Certificate #31

Original Pool Amount	$ 764,710,097.53
Beginning Pool Balance	$ 155,703,462.49
Beginning Pool Factor	0.2036111
Principal and Interest Collections:
Principal Collected (Incl. Servicer Advance Repay)	$ 8,807,578.84
Interest Collected	$ 1,246,207.98
Additional Deposits:
Repurchase Amounts	$ 0.00
Liquidation Proceeds / Recoveries	$ 377,234.28
Total Additional Deposits	$ 377,234.28
Repos / Chargeoffs	$ 517,549.49
Aggregate Number of Notes Charged Off	198
Total Available Funds	$ 10,431,021.10
Ending Pool Balance	$ 146,378,334.16
Ending Pool Factor	0.1914168
Servicing Fee	$ 129,752.89
Repayment of Servicer Advances	$ 0.00
Memo Item - Reserve Account
Prior Month	$ 15,294,201.95
Invest. Income	$ 14,248.35
Excess Serv	$ 94,105.05
Transfer (to) / from Collections Account	$ 0.00
Beginning Balance	$ 15,402,555.35
Reserve Account:
Beginning Balance (see Memo Item)	$ 15,402,555.35
Target Percentage	5.50%
Target Balance	$ 8,050,808.38
Minimum Balance	$ 15,294,201.95
(Release) / Deposit	($ 108,353.40)
Ending Balance	$ 15,294,201.95
Current Weighted Average APR:	9.820%
Current Weighted Average Remaining Term (months):	24.72

Delinquencies		Dollars	Notes
Installments:	1 - 30 days	$2,533,600.36	1,605
	31 - 60 days	$ 419,137.12	361
	60+ days	$ 380,794.19	104
Total:		$3,333,531.67	1,648
Balances:	60+ days	$2,247,258.52	104

Navistar Financial 2000 - B Owner Trust
For the Month of April, 2003

NOTES

	TOTAL	CLASS A - 1	CLASS A - 2	CLASS A - 3	CLASS A - 4	CLASS B NOTES
Original Pool Amount	$ 764,710,097.53	$ 140,000,000.00	$ 232,400,000.00	$ 184,900,000.00	$ 178,733,000.00	$ 28,677,097.53
Distributions:
Distribution Percentages		0.00%	0.00%	0.00%	96.25%	3.75%
Coupon		6.7300%	6.6600%	6.6700%	6.7800%	7.0300%
Beginning Pool Balance	$ 155,703,462.49
Ending Pool Balance	$ 146,378,334.16
Collected Principal	$ 8,807,578.84
Collected Interest	$ 1,246,207.98
Charge - Offs	$ 517,549.49
Liquidation Proceeds / Recoveries	$ 377,234.28
Servicing	$ 129,752.89
Cash Transfer from Reserve Account	$ 0.00
Total Collections Avail for Debt Service	$ 10,301,268.21
Beginning Balance	$ 155,703,462.50	$ 0.00	$ 0.00	$ 0.00	$ 144,614,113.77	$ 11,089,348.73
Interest Due	$ 882,034.84	$ 0.00	$ 0.00	$ 0.00	$ 817,069.74	$ 64,965.10
Interest Paid	$ 882,034.84	$ 0.00	$ 0.00	$ 0.00	$ 817,069.74	$ 64,965.10
Principal Due	$ 9,325,128.33	$ 0.00	$ 0.00	$ 0.00	$ 8,975,436.02	$ 349,692.31
Principal Paid	$ 9,325,128.33	$ 0.00	$ 0.00	$ 0.00	$ 8,975,436.02	$ 349,692.31
Ending Balance	$ 146,378,334.17	$ 0.00	$ 0.00	$ 0.00	$ 135,638,677.75	$ 10,739,656.42
Note / Certificate Pool Factor		0.0000	0.0000	0.0000	0.7589	0.3745
(Ending Balance / Original Pool Amount)
Total Distributions	$ 10,207,163.17	$ 0.00	$ 0.00	$ 0.00	$ 9,792,505.76	$ 414,657.41
Interest Shortfall	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00
Principal Shortfall	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00
Total Shortfall	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00
(required from Reserve)
Excess Servicing	$ 94,105.05
(see Memo Item - Reserve Account)
Beginning Reserve Acct Balance	$ 15,402,555.35
(Release) / Draw	($ 108,353.40)
Ending Reserve Acct Balance	$ 15,294,201.95

Navistar Financial 2000 - B Owner Trust
For the Month of April, 2003

Trigger Events:
A) Loss Trigger
B) Delinquency Trigger
C) Noteholders Percent Trigger

	Dec-02 (mo. 5)	Jan-03 (mo. 4)	Feb-03 (mo. 3)	Mar-03 (mo. 2)	Apr-03 (mo. 1)
Beginning Pool Balance	$ 200,883,842.62	$185,361,120.60	$175,524,754.84	$165,075,041.03	$155,703,462.49
A) Loss Trigger:
Principal of Contracts Charged Off	$ 717,764.05	$ 925,505.92	$ 596,559.68	$ 232,070.74	$ 517,549.49
Recoveries	$ 376,912.17	$ 512,998.22	$ 878,880.98	$ 377,150.41	$ 377,234.28
Total Charged Off (Months 5, 4, 3)	$ 2,239,829.65
Total Recoveries (Months 3, 2, 1)	$ 1,633,265.67
Net Loss / (Recoveries) for 3 Mos	$606,563.98 (a)
Total Balance (Months 5, 4, 3)	$561,769,718.06 (b)
Loss Ratio Annualized [(a/b) * (12)]	1.2957%
Trigger: Is Ratio > 1.5%	No

	Feb-03	Mar-03	Apr-03
B) Delinquency Trigger:
Balance delinquency 60+ days	$ 1,948,264.28	$ 3,475,476.43	$ 2,247,258.52
As % of Beginning Pool Balance	1.10997%	2.10539%	1.44329%
Three Month Average	1.65624%	1.66929%	1.55288%
Trigger: Is Average > 2.0%	No

C) Noteholders Percent Trigger:	2.0000%
Ending Reserve Account Balance
not less than 1% of Initial Aggregate
Receivables Balance
Trigger: Is Minimum ‹ 1.0%	No

Navistar Financial 2001 - A Owner Trust
For the Month of April 2003
Distribution Date of May 15, 2003
Servicer Certificate #25

Original Pool Amount	$ 257,155,638.25
Subsequent Receivables (transferred 4/30/01)	$ 53,340,411.35
Subsequent Receivables (transferred 5/30/01 )	$ 67,396,152.49
Subsequent Receivables (transferred 6/28/01)	$ 22,107,022.10
Beginning Pool Balance	$ 140,437,722.95
Beginning Pool Factor	0.3510950
Principal and Interest Collections:
Principal Collected (Incl. Servicer Advance Repay)	$ 5,454,599.48
Interest Collected	$ 1,113,223.47
Mandatory Prepayments	$ 0.00
Additional Deposits:
Repurchase Amounts	$ 0.00
Liquidation Proceeds / Recoveries	$ 268,387.81
Total Additional Deposits	$ 268,387.81
Repos / Chargeoffs	$ 313,690.36
Aggregate Number of Notes Charged Off	117
Total Available Funds	$ 6,741,290.18
Ending Pool Balance	$ 134,764,353.69
Ending Pool Factor	0.3369115
Servicing Fee	$ 117,031.44
Repayment of Servicer Advances	$ 94,920.58
Memo Item - Reserve Account
Prior Month	$ 7,999,984.48
Invest. Income	$ 6,803.12
Excess Serv	$ 329,231.86
Transfer (to) / from Collections Account	$ 0.00
Beginning Balance	$ 8,336,019.46
Reserve Account:
Beginning Balance (see Memo Item)	$ 8,336,019.46
Target Percentage	5.50000%
Target Balance	$ 7,412,039.45
Minimum Balance	$ 7,999,984.48
(Release) / Deposit	($ 336,034.98)
Ending Balance	$ 7,999,984.48
Current Weighted Average APR:	9.5040%
Current Weighted Average Remaining Term (months):	30.32

Delinquencies		Dollars	Notes
Installments:	1 - 30 days	$1,173,933.69	1,120
	31 - 60 days	$ 439,855.55	401
	60+ days	$ 139,787.40	71
Total:		$1,753,576.64	1,125
Balances:	60+ days	$1,537,536.58	71

Navistar Financial 2001 - A Owner Trust
For the Month of April 2003

NOTES

	TOTAL	CLASS A - 1	CLASS A - 2	CLASS A - 3	CLASS A - 4	CLASS B NOTES
Original Pool Amount	$ 400,000,000.00	$ 72,500,000.00	$ 118,000,000.00	$ 100,000,000.00	$ 92,500,000.00	$ 17,000,000.00
Distributions:
Distribution Percentages 1		0.00%	0.00%	95.75%	0.00%	4.25%
Coupon		4.2900%	4.4700%	4.9900%	5.4200%	5.5900%
Beginning Pool Balance	$ 140,437,722.95
Ending Pool Balance	$ 134,764,353.69
Collected Principal	$ 5,359,678.90
Collected Interest	$ 1,113,223.47
Charge - Offs	$ 313,690.36
Liquidation Proceeds / Recoveries	$ 268,387.81
Servicing	$ 117,031.44
Cash Transfer from Pre-Funding Acct
Cash Transfer from Reserve Account	$ 0.00
Total Collections Avail for Debt Service	$ 6,624,258.74
Beginning Balance	$ 140,437,722.95	$ 0.00	$ 0.00	$ 38,887,869.72	$ 92,500,000.00	$ 9,049,853.23
Interest Due 2	$ 621,657.62	$ 0.00	$ 0.00	$ 161,708.72	$ 417,791.67	$ 42,157.23
Interest Paid	$ 621,657.62	$ 0.00	$ 0.00	$ 161,708.72	$ 417,791.67	$ 42,157.23
Principal Due	$ 5,673,369.26	$ 0.00	$ 0.00	$ 5,432,251.07	$ 0.00	$ 241,118.19
Mandatory Prepayments Class A-1 only	$ 0.00	$ 0.00
Principal Paid	$ 5,673,369.26	$ 0.00	$ 0.00	$ 5,432,251.07	$ 0.00	$ 241,118.19
Ending Balance	$ 134,764,353.69	$ 0.00	$ 0.00	$ 33,455,618.65	$ 92,500,000.00	$ 8,808,735.04
Note / Certificate Pool Factor		0.0000	0.0000	0.3346	1.0000	0.5182
(Ending Balance / Original Pool Amount)
Total Distributions	$ 6,295,026.88	$ 0.00	$ 0.00	$ 5,593,959.79	$ 417,791.67	$ 283,275.42
Interest Shortfall	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00
Principal Shortfall	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00
Total Shortfall	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00
Excess Servicing	$ 329,231.86
(see Memo Item - Reserve Account)
Beginning Reserve Acct Balance	$ 8,336,019.46
(Release) / Draw	($ 336,034.98)
Ending Reserve Acct Balance	$ 7,999,984.48

Navistar Financial 2001 - A Owner Trust
For the Month of April 2003

Trigger Events:
A) Loss Trigger
B) Delinquency Trigger
C) Noteholders Percent Trigger

	Dec-02 (mo. 5)	Jan-03 (mo. 4)	Feb-03 (mo. 3)	Mar-03 (mo. 2)	Apr-03 (mo. 1)
Beginning Pool Balance	$ 175,426,473.54	$165,225,546.06	$156,294,458.07	$148,510,694.83	$140,437,722.95
A) Loss Trigger:
Principal of Contracts Charged Off	$ 193,289.62	$ 437,862.40	$ 415,563.64	$ 422,222.48	$ 313,690.36
Recoveries	$ 202,923.19	$ 239,009.92	$ 395,138.47	$ 239,503.48	$ 268,387.81
Total Charged Off (Months 5, 4, 3)	$ 1,046,715.66
Total Recoveries (Months 3, 2, 1)	$ 903,029.76
Net Loss / (Recoveries) for 3 Mos	$ 143,685.90 (a)
Total Balance (Months 5, 4, 3)	$ 496,946,477.67 (b)
Loss Ratio Annualized [(a/b) * (12)]	0.3470%
Trigger: Is Ratio > 1.5%	No

	Feb-03	Mar-03	Apr-03
B) Delinquency Trigger:
Balance delinquency 60+ days	$ 1,714,478.47	$ 1,617,166.51	$ 1,537,536.58
As % of Beginning Pool Balance	1.09695%	1.08892%	1.09482%
Three Month Average	1.20129%	1.15344%	1.09356%
Trigger: Is Average > 2.0%	No

C) Noteholders Percent Trigger:
Ending Reserve Account Balance
not less than 1% of Initial Aggregate
Receivables Balance	2.00000%
Trigger: Is Minimum ‹ 1.0%	No

Navistar Financial 2001 - B Owner Trust
For the Month of April 2003
Distribution Date of May 15, 2003
Servicer Certificate #19

Original Pool Amount	$ 292,329,093.98
Subsequent Receivables (transferred 11/01/01)	$ 59,897,861.72
Subsequent Receivables (transferred 12/10/01)	$ 117,139,017.24
Subsequent Receivables (transferred 1/14/02)	$ 30,633,447.04
Beginning Pool Balance	$ 266,322,804.47
Beginning Pool Factor	0.5326462
Principal and Interest Collections:
Principal Collected (Incl. Servicer Advance Repay)	$ 9,792,196.00
Interest Collected	$ 1,861,111.99
Mandatory Prepayments	$ 0.00
Additional Deposits:
Repurchase Amounts	$ 0.00
Liquidation Proceeds / Recoveries	$ 321,206.78
Total Additional Deposits	$ 321,206.78
Repos / Chargeoffs	$ 373,485.37
Aggregate Number of Notes Charged Off	121
Total Available Funds	$ 11,974,514.77
Ending Pool Balance	$ 256,157,123.10
Ending Pool Factor	0.5123148
Servicing Fee	$ 221,935.67
Repayment of Servicer Advances	$ 0.00
Memo Item - Reserve Account
Prior Month	$ 14,647,754.25
Invest. Income	$ 16,276.96
Excess Serv	$ 730,926.57
Transfer (to) Collections Acct	$ 0.00
Beginning Balance	$ 15,394,957.78
Reserve Account:
Beginning Balance (see Memo Item)	$ 15,394,957.78
Target Percentage	5.50%
Target Balance	$ 14,088,641.77
Minimum Balance	$ 9,999,988.40
(Release) / Deposit	($ 1,306,316.01)
Ending Balance	$ 14,088,641.77
Current Weighted Average APR:	8.366%
Current Weighted Average Remaining Term (months):	35.29

Delinquencies		Dollars	Notes
Installments:	1 - 30 days	$1,730,165.97	1,857
	31 - 60 days	$ 389,543.55	359
	60+ days	$ 179,644.72	72
Total:		$2,299,354.24	1,860
Balances:	60+ days	$2,599,450.19	72

Navistar Financial 2001 - B Owner Trust
For the Month of April 2003

NOTES

	TOTAL	CLASS A - 1	CLASS A - 2	CLASS A - 3	CLASS A - 4	CLASS B NOTES
Original Pool Amount	$ 500,000,000.00	$ 79,638,000.00	$ 131,715,000.00	$ 179,000,000.00	$ 90,897,000.00	$ 18,750,000.00
Distributions:
Distribution Percentages 1		0.00%	0.00%	96.25%	0.00%	3.75%
Coupon		2.4400%	2.8300%	1.5600%	4.3700%	4.8300%
Beginning Pool Balance	$ 266,322,804.47
Ending Pool Balance	$ 256,157,123.10
Collected Principal	$ 9,792,196.00
Collected Interest	$ 1,861,111.99
Charge - Offs	$ 373,485.37
Liquidation Proceeds / Recoveries	$ 321,206.78
Swap Payments to/(from)Trust	($ 261,548.16)
Servicing	$ 221,935.67
Investment Earnings from Pre-Funding Acct	$ 0.00
Negative Carry Amount	$ 0.00
Cash Transfer from Pre-Funding Acct	$ 0.00
Cash Transfer from Reserve Account	$ 0.00
Total Collections Avail for Debt Service	$ 11,491,030.94
Beginning Balance	$ 266,322,804.47	$ 0.00	$ 0.00	$ 162,452,274.30	$ 90,897,000.00	$ 12,973,530.17
Interest Due 2	$ 594,423.00	$ 0.00	$ 0.00	$ 211,187.96	$ 331,016.58	$ 52,218.46
Interest Paid	$ 594,423.00	$ 0.00	$ 0.00	$ 211,187.96	$ 331,016.58	$ 52,218.46
Principal Due	$ 10,165,681.37	$ 0.00	$ 0.00	$ 9,784,468.32	$ 0.00	$ 381,213.05
Mandatory Prepayments Class A-1 only	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00
Principal Paid	$ 10,165,681.37	$ 0.00	$ 0.00	$ 9,784,468.32	$ 0.00	$ 381,213.05
Ending Balance	$ 256,157,123.10	$ 0.00	$ 0.00	$ 152,667,805.98	$ 90,897,000.00	$ 12,592,317.12
Note / Certificate Pool Factor		0.0000	0.0000	0.8529	1.0000	0.6716
(Ending Balance / Original Pool Amount)
Total Distributions	$ 10,760,104.37	$ 0.00	$ 0.00	$ 9,995,656.28	$ 331,016.58	$ 433,431.51
Interest Shortfall	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00
Principal Shortfall	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00
Total Shortfall	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00
Excess Servicing	$ 730,926.57
(see Memo Item - Reserve Account)
Beginning Reserve Acct Balance	$ 15,394,957.78
(Release) / Draw	($ 1,306,316.01)
Ending Reserve Acct Balance	$ 14,088,641.77

Navistar Financial 2001 - B Owner Trust
For the Month of April 2003

Trigger Events:
A) Loss Trigger
B) Delinquency Trigger
C) Noteholders Percent Trigger

	Dec-02 (mo. 5)	Jan-03 (mo. 4)	Feb-03 (mo. 3)	Mar-03 (mo. 2)	Apr-03 (mo. 1)
Beginning Pool Balance	$ 310,842,204.96	$299,400,321.78	$288,031,166.93	$277,004,430.42	$266,322,804.47
A) Loss Trigger:
Principal of Contracts Charged Off	$ 519,572.80	$ 613,962.22	$ 393,730.83	$ 904,201.50	$ 373,485.37
Recoveries	$ 322,995.51	$ 482,430.33	$ 326,344.81	$ 213,340.70	$ 321,206.78
Total Charged Off (Months 5, 4, 3)	$ 1,527,265.85
Total Recoveries (Months 3, 2, 1)	$ 860,892.29
Net Loss / (Recoveries) for 3 Mos	$ 666,373.56 (a)
Total Balance (Months 5, 4, 3)	$ 898,273,693.67 (b)
Loss Ratio Annualized [(a/b) * (12)]	0.8902%
Trigger: Is Ratio > 1.5%	No

	Feb-03	Mar-03	Apr-03
B) Delinquency Trigger:
Balance delinquency 60+ days	$ 2,480,920.54	$ 3,210,689.65	$ 2,599,450.19
As % of Beginning Pool Balance	0.86134%	1.15908%	0.97605%
Three Month Average	0.79044%	0.89321%	0.99882%
Trigger: Is Average > 2.0%	No

C) Noteholders Percent Trigger:
Ending Reserve Account Balance
not less than 1% of Initial Aggregate
Receivables Balance	2.8177%
Trigger: Is Minimum ‹ 1.0%	No

Navistar Financial 2002 - A Owner Trust
For the Month of April 2003
Distribution Date of May 15, 2003
Servicer Certificate #13

Original Pool Amount	$ 317,954,886.53
Subsequent Receivables (transferred 04/30/02)	$ 69,994,775.15
Subsequent Receivables (transferred 05/31/02)	$ 112,050,220.64
Subsequent Receivables (transferred 00/00/00)	$ 0.00
Beginning Pool Balance	$ 335,840,839.74
Beginning Pool Factor	0.6716818
Principal and Interest Collections:
Principal Collected (Incl. Servicer Advance Repay)	$ 11,140,655.12
Interest Collected	$ 2,068,779.78
Additional Deposits:
Repurchase Amounts	$ 0.00
Liquidation Proceeds / Recoveries	$ 301,093.42
Total Additional Deposits	$ 301,093.42
Repos / Chargeoffs	$ 568,134.54
Aggregate Number of Notes Charged Off	79
Total Available Funds	$ 13,104,301.52
Ending Pool Balance	$ 324,538,276.88
Ending Pool Factor	0.6490767
Servicing Fee	$ 279,867.37
Repayment of Servicer Advances	$ 406,226.80
Memo Item - Reserve Account
Prior Month	$ 18,618,294.59
Invest. Income	$ 17,923.75
Excess Serv	$ 378,249.44
Transfer (to) Collections Account	$ 0.00
Beginning Balance	$ 19,014,467.78
Reserve Account:
Beginning Balance (see Memo Item)	$ 19,014,467.78
Target Percentage	5.50%
Target Balance	$ 17,849,605.23
Specified Yield Supplement Amount	$ 21,469.77
Specified Yield Supplement Amount	$ 25,884.41
Specified Reserve Account Balance	$ 17,896,959.41
Minimum Balance	$ 9,999,997.65
(Release) / Deposit	($ 1,117,508.37)
Ending Balance	$ 17,896,959.41
Current Weighted Average APR:	7.590%
Current Weighted Average Remaining Term (months):	37.96

Delinquencies		Dollars	Notes
Installments:	1 - 30 days	$1,608,328.92	1,571
	31 - 60 days	$ 350,554.51	253
	60+ days	$ 177,676.23	66
Total:		$2,136,559.66	1,600
Balances:	60+ days	$2,319,935.55	66

Navistar Financial 2002 - A Owner Trust
For the Month of April 2003

NOTES

	TOTAL	CLASS A - 1	CLASS A - 2	CLASS A - 3	CLASS A - 4	CLASS B NOTES
Original Pool Amount	$ 500,000,000.00	$ 73,000,000.00	$ 182,000,000.00	$ 104,000,000.00	$ 121,000,000.00	$ 20,000,000.00
Distributions:
Distribution Percentages 1		0.00%	96.00%	0.00%	0.00%	4.00%
Coupon		1.9600%	3.0700%	4.0900%	4.7600%	4.9500%
Beginning Pool Balance	$ 335,840,839.74
Ending Pool Balance	$ 324,538,276.88
Collected Principal	$ 10,734,428.32
Collected Interest	$ 2,068,779.78
Charge - Offs	$ 568,134.54
Liquidation Proceeds / Recoveries	$ 301,093.42
Servicing	$ 279,867.37
Investment Earnings from Pre-Funding Acct	$ 0.00
Negative Carry Amount	$ 0.00
Cash Transfer from Pre-Funding Acct	$ 0.00
Cash Transfer from Reserve Account	$ 0.00
Total Collections Avail for Debt Service	$ 12,824,434.15
Beginning Balance	$ 335,840,839.74	$ 0.00	$ 94,487,206.15	$ 104,000,000.00	$ 121,000,000.00	$ 16,353,633.59
Interest Due 2	$ 1,143,621.85	$ 0.00	$ 241,729.77	$ 354,466.67	$ 479,966.67	$ 67,458.74
Interest Paid	$ 1,143,621.85	$ 0.00	$ 241,729.77	$ 354,466.67	$ 479,966.67	$ 67,458.74
Principal Due	$ 11,302,562.86	$ 0.00	$ 10,850,460.35	$ 0.00	$ 0.00	$ 452,102.51
Mandatory Prepayments Class A-1 only	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00
Principal Paid	$ 11,302,562.86	$ 0.00	$ 10,850,460.35	$ 0.00	$ 0.00	$ 452,102.51
Ending Balance	$ 324,538,276.88	$ 0.00	$ 83,636,745.80	$ 104,000,000.00	$ 121,000,000.00	$ 15,901,531.08
Note / Certificate Pool Factor		0.0000	0.4595	1.0000	1.0000	0.7951
(Ending Balance / Original Pool Amount)
Total Distributions	$ 12,446,184.71	$ 0.00	$ 11,092,190.12	$ 354,466.67	$ 479,966.67	$ 519,561.25
Interest Shortfall	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00
Principal Shortfall	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00
Total Shortfall	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00
Excess Servicing	$ 378,249.44
Beginning Reserve Acct Balance	$ 19,014,467.78
(Release) / Draw	($ 1,117,508.37)
Ending Reserve Acct Balance	$ 17,896,959.41

Navistar Financial 2002 - A Owner Trust
For the Month of April 2003

Trigger Events:
A) Loss Trigger
B) Delinquency Trigger
C) Noteholders Percent Trigger

	Dec-02 (mo. 5)	Jan-03 (mo. 4)	Feb-03 (mo. 3)	Mar-03 (mo. 2)	Apr-03 (mo. 1)
Beginning Pool Balance	$ 387,711,877.75	$373,519,726.18	$361,348,477.50	$347,291,541.04	$335,840,839.74
A) Loss Trigger:
Principal of Contracts Charged Off	$ 500,312.32	$ 621,592.30	$ 583,679.44	$ 590,193.14	$ 568,134.54
Recoveries	$ 67,258.35	$ 232,904.10	$ 579,261.74	$ 533,016.07	$ 301,093.42
Total Charged Off (Months 5, 4, 3)	$ 1,705,584.06
Total Recoveries (Months 3, 2, 1)	$ 1,413,371.23
Net Loss / (Recoveries) for 3 Mos	$292,212.83 (a)
Total Balance (Months 5, 4, 3)	$1,122,580,081.43 (b)
Loss Ratio Annualized [(a/b) * (12)]	0.3124%
Trigger: Is Ratio > 1.5%	No

	Feb-03	Mar-03	Apr-03
B) Delinquency Trigger:
Balance delinquency 60+ days	$ 2,482,749.29	$ 2,493,649.48	$ 2,319,935.55
As % of Beginning Pool Balance	0.68708%	0.71803%	0.69078%
Three Month Average	0.52736%	0.62025%	0.69863%
Trigger: Is Average > 2.0%	No

C) Noteholders Percent Trigger:
Ending Reserve Account Balance
not less than 1% of Initial Aggregate
Receivables Balance	3.5794%
Trigger: Is Minimum ‹ 1.0%	No

Navistar Financial 2002-B Owner Trust
For the Month of April 2003
Distribution Date of May 15, 2003
Servicer Certificate #6

Original Pool Amount	$ 476,822,132.57
Subsequent Receivables (transferred 11/19/02)	$ 141,557,526.95
Subsequent Receivables (transferred 12/18/02)	$ 111,641,313.30
Subsequent Receivables (transferred 01/30/03)	$ 94,264,588.13
Subsequent Receivables (transferred 02/18/03)	$ 25,713,811.37
Beginning Pool Balance	$ 727,733,106.07
Beginning Pool Factor	0.8561572
Principal and Interest Collections:
Principal Collected (Incl. Servicer Advance Repay)	$ 21,719,181.73
Interest Collected	$ 4,579,879.93
Mandatory Prepayments	$ 0.00
Additional Deposits:
Repurchase Amounts	$ 0.00
Liquidation Proceeds / Recoveries	$ 79,684.90
Total Additional Deposits	$ 79,684.90
Repos / Chargeoffs	$ 759,756.62
Aggregate Number of Notes Charged Off	87
Total Available Funds	$ 26,245,384.00
Ending Pool Balance	$ 705,387,530.28
Ending Pool Factor	0.8298683
Servicing Fee	$ 606,444.26
Repayment of Servicer Advances	$ 133,362.56
Memo Item - Reserve Account
Prior Month	$ 40,548,253.74
Trans Base	$ 0.00
Trans Low/0%	$ 0.00
Invest. Income	$ 38,970.65
Excess Serv	$ 1,652,882.59
Transfer (to)	$ 0.00
Collections Acct
Beginning Balance	$ 42,240,106.98

Reserve Account:
Beginning Balance (see Memo Item)	$ 42,240,106.98
Target Percentage	5.50%
Target Balance	$ 38,796,314.17
Specified Yield Supplement Amount	$ 402,809.36
Specified Yield Supplement Amount	$ 9,025.45
Specified Reserve Account Balance	$ 39,208,148.98
Minimum Balance	$ 16,485,711.22
(Release) / Deposit	($ 3,031,958.00)
Ending Balance	$ 39,208,148.98
Current Weighted Average APR:	7.632%
Current Weighted Average Remaining Term (months):	43.37

Delinquencies		Dollars	Notes
Installments:	1 - 30 days	$2,935,848.47	3,170
	31 - 60 days	$ 488,210.58	476
	60+ days	$ 120,707.27	131
Total:		$3,544,766.32	3,175
Balances:	60+ days	$3,535,979.79	131

Navistar Financial 2002 - B Owner Trust
For the Month of April 2003

NOTES

	TOTAL	CLASS A - 1	CLASS A - 2	CLASS A - 3a (3)	CLASS A - 3b	CLASS A - 4	CLASS B NOTES
Original Pool Amount	$850,000,000.00	$162,000,000.00	$230,000,000.00	$215,000,000.00	$25,000,000.00	$184,000,000.00	$34,000,000.00
Distributions:
Distribution Percentages 1		100.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Coupon		1.6200%	1.9200%	1.5600%	2.6400%	3.5200%	5.2700%
Beginning Pool Balance	$ 727,733,106.07
Ending Pool Balance	$ 705,387,530.28
Collected Principal	$ 21,585,819.17
Collected Interest	$ 4,579,879.93
Charge - Offs	$ 759,756.62
Liquidation Proceeds / Recoveries	$ 79,684.90
Swap Payments to/(from)Trust	($ 195,291.67)
Servicing	$ 606,444.26
Investment Earnings from Pre-Funding Acct	$ 0.00
Negative Carry Amount	$ 0.00
Cash Transfer from Pre-Funding Acct	$ 0.00
Cash Transfer from Reserve Account	$ 0.00
Total Collections Avail for Debt Service	$ 25,443,648.07
Beginning Balance	$727,733,106.07	$39,733,106.07	$230,000,000.00	$215,000,000.00	$25,000,000.00	$184,000,000.00	$34,000,000.00
Interest Due 2	$ 1,445,189.69	$ 53,639.69	$ 368,000.00	$ 279,500.00	$ 55,000.00	$ 539,733.33	$ 149,316.67
Interest Paid	$ 1,445,189.69	$ 53,639.69	$ 368,000.00	$ 279,500.00	$ 55,000.00	$ 539,733.33	$ 149,316.67
Principal Due	$22,345,575.79	$22,345,575.79	$0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00
Mandatory Prepayments Class A-1 only	$0.00	$0.00
Principal Paid	$22,345,575.79	$22,345,575.79	$0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00
Ending Balance	$705,387,530.28	$17,387,530.28	$230,000,000.00	$215,000,000.00	$25,000,000.00	$184,000,000.00	$34,000,000.00
Note / Certificate Pool Factor		0.1073	1.0000	1.0000	1.0000	1.0000	1.0000
(Ending Balance / Original Pool Amount)
Total Distributions	$23,790,765.48	$22,399,215.48	$368,000.00	$ 279,500.00	$ 55,000.00	$ 539,733.33	$ 149,316.67
Interest Shortfall	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00
Principal Shortfall	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00
Total Shortfall	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00
Excess Servicing	$ 1,652,882.59
Beginning Reserve Acct Balance	$ 42,240,106.98
(Release) / Draw	($ 3,031,958.00)
Ending Reserve Acct Balance	$ 39,208,148.98

Navistar Financial 2002 - B Owner Trust
For the Month of April 2003

Trigger Events:
A) Loss Trigger
B) Delinquency Trigger
C) Noteholders Percent Trigger

	Nov-02 (mo. 5)	Dec-02 (mo. 4)	Jan-03 (mo. 3)	Feb-03 (mo. 2)	Mar-03 (mo. 1)	Apr-03 (mo. 0)
Beginning Pool Balance	$ 688,701,313.60	$795,063,006.85	$878,690,909.55	$884,749,737.09	$857,935,307.26	$827,271,621.24
A) Loss Trigger:
Principal of Contracts Charged Off	$ 374,904.84	$ 478,257.20	$ 116,972.23	$ 827,187.53	$ 1,559,962.39	$759,756.62
Recoveries	$ 0.00	$ 0.00	$ 21,857.61	$ 17,804.68	$ 237,813.27	$79,684.90
Total Charged Off (Months 5, 4, 3)	$ 970,134.27
Total Recoveries (Months 3, 2, 1)	$ 277,475.56
Net Loss / (Recoveries) for 3 Mos	$692,658.71 (a)
Total Balance (Months 5, 4, 3)	$2,362,455,230.00(b)
Loss Ratio Annualized [(a/b) * (12)]	0.3518%
Trigger: Is Ratio > 1.5%	No

	Feb-03	Mar-03	Apr-03
B) Delinquency Trigger:
Balance delinquency 60+ days	$1,862,063.26	$2,458,472.21	$3,535,979.79
As % of Beginning Pool Balance	0.21046%	0.28656%	0.42743%
Three Month Average	0.18718%	0.22412%	0.30815%
Trigger: Is Average > 2.0%	No

C) Noteholders Percent Trigger:
Ending Reserve Account Balance	4.6127%
not less than 1% of Initial Aggregate
Receivables Balance
Trigger: Is Minimum ‹ 1.0%	No